SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K



                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                               May 23, 1997



                         DELTA PETROLEUM CORPORATION
          (Exact name of registrant as specified in its charter)



 Colorado                    0-16203                   84-1060803
(State of                  Commission            (I.R.S. Employer
Incorporation)              File No.          Identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                                 80202
   (Address of principal executive offices)           (Zip Code)


              Registrant's telephone number, including area code:
                      (303) 293-9133


ITEM 5.   OTHER EVENTS

          Delta Petroleum Corporation ("Delta" or "the Company") has entered into an agreement ("Agreement") dated May 23, 1997 with Snyder Oil Corporation ("SOCO") and the Trustee in Bankruptcy for Underwriters Financial Group, Inc. ("UFG"). A copy of the Agreement is attached hereto as Exhibit 99.1. Under the Agreement, SOCO will substitute a lien upon UFG owned Delta common stock for its existing lien upon Amber
Resources Company ("Amber") common stock which is owned by Delta. The SOCO lien secures a promissory note from UFG in favor of SOCO (see Form 10-KSB for the fiscal year ended June 30, 1996). The Agreement must be approved by the UFG Bankruptcy Court within 60 days to become effective. If the Agreement becomes effective it will allow Delta to remove the approximately $2,670,000 currently encumbering its Amber stock as a current liability from its balance sheet thereby adding a like amount to Delta's shareholders' equity.

          The Agreement imposes certain restrictions upon sales of the UFG owned Delta common stock into the public market in addition to any restrictions provided by SEC Rule 144 for affiliates. The Agreement also contains an amended stock voting agreement and certain covenants relating to the issuance of Delta stock and similar interests. In connection with the Agreement, the parties have also entered into a stipulation relating to the restoration of certain stock and claims between Delta and UFG, a copy of which is included with
Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

  99.1         Agreement among Eva H. Posman, as Chapter 11
Trustee of Underwriters Financial Group, Inc., Snyder Oil
Corporation and Delta Petroleum Corporation.

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                   (Registrant)


Date:  May 28, 1997           By:  s/Aleron H. Larson, Jr.
                                   Aleron H. Larson, Jr.
                                   Chairman/C.E.O.

                              INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2)  Plan of Acquisition, Reorganization, Arrangement,
Liquidation or  Succession.  Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4) Instruments Defining the Rights of Security Holders, including Indentures. Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts. Not Applicable.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other Documents or Statements to Security Holders.
     Not applicable.

(21) Subsidiaries of the Registrant.  Not Applicable.

(22) Published Report Regarding Matters Submitted to Vote of
Security  Holders.  Not Applicable.

(23) Consents of Experts and Counsel.  Not applicable.

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits.

     99.1 Agreement among Eva H. Posman, as Chapter 11 Trustee of
          Underwriters Financial Group, Inc., Snyder Oil
          Corporation and Delta Petroleum Corporation.